Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity First Quarter 2024 Earnings January 24, 2024

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2023 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

20% Adjusted EPS growth in Q1 on flat Sales Y/Y; Adjusted Operating Margins of 19% ▪ Sales of $3.83B, ~flat reported, down 1% organically Y/Y ▪ Transportation up 5% organically Y/Y, driven by Automotive ▪ Industrial down 5% organically Y/Y, with growth in AD&M, Energy, and Medical offset by ongoing weakness in Industrial Equipment markets ▪ Communications down 17% organically Y/Y, with continued weakness in end markets ▪ Orders of $3.8B, up 4% Y/Y, with growth in all segments ▪ Adjusted Operating Margins of 19.1%, up 290bps Y/Y, driven by strong operational performance ▪ Adjusted EPS of $1.84, up 20% Y/Y and above guidance ▪ Record Q1 Free Cash Flow of $570M; ~$600M returned to shareholders and ~$350M used for bolt-on Schaffner acquisition ▪ TE named to the Dow Jones Sustainability Index for the 12th consecutive year Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q2 Guidance ▪ Expect Q2 Sales of ~$3.95B ▪ Expect Sales to be up 3% reported sequentially with growth in the Industrial segment partially offset by slight decline in the Transportation segment ▪ Expect Adjusted EPS of ~$1.82, up 10% Y/Y

Reported FY23 Q1 FY23 Q4 FY24 Q1 Q1 Growth Y/Y Q/Q Transportation 2,154 2,418 2,247 4% (7)% Industrial 1,085 1,058 1,122 3% 6% Communications 395 424 404 3% (4)% Total TE 3,633 3,900 3,773 4% (3)% Book to Bill 0.95 0.97 0.98 Segment Orders Summary ($ in millions) 4 ▪ Transportation orders reflecting ongoing stable global production and continued strong backlog position ▪ Industrial order patterns supporting continued growth in AD&M, Medical and Energy ▪ Communications orders reflect ongoing pockets of inventory destocking ▪ Backlog remains near record levels Y/Y orders growth in all segments

Transportation Solutions Q1 SALES Reported Up 5% Organic Up 5% Q1 ADJUSTED OPERATING MARGIN Margin expansion driven by strong operational performance Adjusted EBITDA Margin 20.8% 25.8% 5 $2,259 $2,373 Q1 2023 Q1 2024 Q1 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,776 8% 8% Commercial Transportation 356 2% 1% Sensors 241 (8)% (9)% Transportation Solutions $2,373 5% 5% $ in Millions 15.8% 20.9% Q1 2023 Q1 2024 ▪ Automotive Organic growth in Asia & Europe. Strong performance continues to be driven by our leading global position in EV along with electronification trends ▪ Commercial Transportation Organic growth in Asia, partially offset by declines in North America ▪ Sensors Organic decline driven by product exits and weakness in industrial applications, partially offset by growth in automotive applications Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Expect ~20% target margins going forward with slight Y/Y increase in auto production

Industrial Solutions Q1 SALES Reported Down 3% Organic Down 5% Q1 ADJUSTED OPERATING MARGIN Margins reflect volume decline in Industrial Equipment business Adjusted EBITDA Margin 20.8% 20.4% 6 Q1 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Industrial Equipment $330 (24)% (26)% Aerospace, Defense and Marine 290 10% 13% Energy 205 9% 1% Medical 200 16% 16% Industrial Solutions $1,025 (3)% (5)% $ in Millions ▪ Industrial Equipment Decline driven by ongoing destocking in our customers’ supply chain ▪ AD&M Organic growth driven by Commercial Aerospace ▪ Energy Organic growth driven by continued momentum in renewable applications partially offset by slower European utility demand ▪ Medical Organic growth driven by increases in interventional procedures $1,060 $1,025 Q1 2023 Q1 2024 16.5% 15.1% Q1 2023 Q1 2024 Expect continued sequential growth in AD&M, Energy, and Medical Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Communications Solutions Q1 SALES Reported Down 17% Organic Down 17% Q1 ADJUSTED OPERATING MARGIN Margin expansion driven by strong operational performance Adjusted EBITDA Margin 23.0% 23.8% 17.0% 18.7% Q1 2023 Q1 2024 7 $ in Millions ▪ Data & Devices Decline driven by ongoing destocking across our customers’ supply chains; continue to see strong momentum in AI applications ▪ Appliances Impacted by market weakness in all regions $522 $433 Q1 2023 Q1 2024 Q1 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Data & Devices $279 (15)% (15)% Appliances 154 (20)% (20)% Communications Solutions $433 (17)% (17)% AI programs will drive second half revenue ramp; expect to maintain high teens segment margins Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q1 Financial Summary 8 ($ in Millions, except per share amounts) Q1 FY23 Q1 FY24 Net Sales $ 3,841 $ 3,831 Operating Income $ 502 $ 698 Operating Margin 13.1% 18.2% Acquisition-Related Charges 9 8 Restructuring & Other Charges, Net 111 25 Adjusted Operating Income $ 622 $ 731 Adjusted Operating Margin 16.2% 19.1% Earnings Per Share* $ 1.25 $ 5.76 Acquisition-Related Charges 0.02 0.02 Restructuring & Other Charges, Net 0.26 0.05 Tax Items - (3.99) Adjusted EPS $ 1.53 $ 1.84 *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, and Adjusted Earnings Per Share are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q1 Financial Performance 9 16.2% 19.1% Q1 2023 Q1 2024 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Strong Margin expansion and Free Cash Flow performance $ in Billions $ in Millions ~$600M returned to shareholders $399 $570 Q1 2023 Q1 2024 Up ~20% Y/Y driven by margin expansion $1.53 $1.84 Q1 2023 Q1 2024 $3.8 $3.8 Q1 2023 Q1 2024 290bps of margin expansion ~Flat Sales Y/Y Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. ~$350M Schaffner acquisition

EVERY CONNECTION COUNTS Additional Information

Y/Y Q1 2024 11 Sales (in millions) Adjusted EPS Q1 2023 Results $3,841 $1.53 Operational Performance (54) 0.34 FX Impact 44 0.01 Tax Rate Impact - (0.04) Q1 2024 Results $3,831 $1.84 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q2 2024 12 Sales (in millions) Adjusted EPS Q2 2023 Results $4,160 $1.65 Operational Performance (197) 0.25 FX Impact (13) (0.05) Tax Rate Impact - (0.03) Q2 2024 Guidance $3,950 $1.82 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Q1 Balance Sheet and Cash Flow Summary 13 ($ in Millions) Q1 2023 Q1 2024 Beginning Cash Balance $1,088 $1,661 Free Cash Flow 399 570 Dividends (178) (183) Share repurchases (287) (476) Net decrease in debt (143) (70) Acquisition of businesses, net of cash acquired (109) (349) Other 23 17 Ending Cash Balance $793 $1,170 Total Debt $4,218 $4,198 A/R $2,910 $2,828 Days Sales Outstanding* 68 67 Inventory $2,927 $2,783 Days on Hand* 96 96 Accounts Payable $1,751 $1,690 Days Outstanding* 59 61 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q1 2023 Q1 2024 Cash from Operating Activities $581 $719 Capital expenditures, net (182) (149) Free Cash Flow $399 $570 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. ▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. Non-GAAP Financial Measures 15

▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 16

Segment Summary 17 Transportation Solutions $ 2,373 $ 2,259 Industrial Solutions 1,025 1,060 Communications Solutions 433 522 Total $ 3,831 $ 3,841 O perating O perating Margin Margin Transportation Solutions $ 478 20.1% $ 282 12.5 % Industrial Solutions 141 13.8 156 14.7 Communications Solutions 79 18.2 64 12.3 Total $ 698 18.2% $ 502 13.1 % Adjusted Adjusted O perating O perating Margin (1) Margin (1) Transportation Solutions $ 495 20.9% $ 358 15.8 % Industrial Solutions 155 15.1 175 16.5 Communications Solutions 81 18.7 89 17.0 Total $ 731 19.1% $ 622 16.2 % For the Q uarters Ended December 29, December 30, O perating Income Adjusted O perating Income (1) Income O perating (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2023 2022 ($ in millions) Adjusted O perating Net Sales Net Sales Income (1)

# Reconciliation of Net Sales Growth

Change in Net Sales for the Quarter Ended December 29, 2023 versus Net Sales for the Quarter Ended December 30, 2022

| | Net Sales Growth (Decline) | | Organic Net Sales Growth (Decline) [1] | | Translation [2] | Acquisition/ (Divestitures) |
|---|---|---|---|---|---|---|
| | ($ in millions) | | | | | |
| **Transportation Solutions** [3]**:** | | | | | | |
| Automotive | $ 127 | 7.7 % | $ 135 | 8.1 % | $ 17 | $ (25) |
| Commercial transportation | 8 | 2.3 | 2 | 0.7 | 6 | — |
| Sensors | (21) | (8.0) | (24) | (9.2) | 3 | — |
| Total | 114 | 5.0 | 113 | 5.0 | 26 | (25) |
| **Industrial Solutions** [3]**:** | | | | | | |
| Industrial equipment | (104) | (24.0) | (115) | (26.3) | 11 | — |
| Aerospace, defense, and marine | 26 | 9.8 | 33 | 12.5 | 4 | (11) |
| Energy | 16 | 8.5 | 3 | 1.4 | 3 | 10 |
| Medical | 27 | 15.6 | 27 | 15.6 | — | — |
| Total | (35) | (3.3) | (52) | (4.9) | 18 | (1) |
| **Communications Solutions** [3]**:** | | | | | | |
| Data and devices | (50) | (15.2) | (50) | (15.2) | — | — |
| Appliances | (39) | (20.2) | (39) | (20.2) | — | — |
| Total | (89) | (17.0) | (89) | (17.0) | — | — |
| **Total** | $ (10) | (0.3) % | $ (28) | (0.7) % | $ 44 | $ (26) |

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2023 19 Operating income: Transportation Solutions $ 478 $ — $ 14 $ 3 $ 495 Industrial Solutions 141 7 6 1 155 Communications Solutions 79 1 1 — 81 Total $ 698 $ 8 $ 21 $ 4 $ 731 Operating margin 18.2% 19.1 % Other expense, net $ (3) $ — $ — $ — $ (3) Income tax (expense) benefit $ 1,105 $ (1) $ (5) $ (1,254) $ (155) Effective tax rate (158.1) % 21.2 % Income from continuing operations $ 1,804 $ 7 $ 16 $ (1,250) $ 577 Diluted earnings per share from continuing operations $ 5.76 $ 0.02 $ 0.05 $ (3.99) $ 1.84 (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) Tax Items (2) ($ in millions, except per share data) (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. Adjustments Related and O ther Adjusted Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2022 20 Operating income: Transportation Solutions $ 282 $ 2 $ 74 $ 358 Industrial Solutions 156 6 13 175 Communications Solutions 64 1 24 89 Total $ 502 $ 9 $ 111 $ 622 Operating margin 13.1% 16.2 % Other expense, net $ (5) $ — $ — $ (5) Income tax expense $ (87) $ (2) $ (29) $ (118) Effective tax rate 17.9% 19.5 % Income from continuing operations $ 398 $ 7 $ 82 $ 487 Diluted earnings per share from continuing operations $ 1.25 $ 0.02 $ 0.26 $ 1.53 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2023 21 Operating income: Transportation Solutions $ 333 $ — $ 78 $ 411 Industrial Solutions 134 7 33 174 Communications Solutions 70 1 8 79 Total $ 537 $ 8 $ 119 $ 664 Operating margin 12.9% 16.0 % Other expense, net $ (4) $ — $ — $ (4) Income tax expense $ (100) $ (1) $ (26) $ (127) Effective tax rate 19.0% 19.5 % Income from continuing operations $ 425 $ 7 $ 93 $ 525 Diluted earnings per share from continuing operations $ 1.34 $ 0.02 $ 0.29 $ 1.65 Adjustments Related and O ther Adjusted Acquisition- Restructuring ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2023 22 Operating income: Transportation Solutions $ 1,451 $ 3 $ 211 $ — $ 1,665 Industrial Solutions 602 27 84 — 713 Communications Solutions 251 3 45 — 299 Total $ 2,304 $ 33 $ 340 $ — $ 2,677 Operating margin 14.4% 16.7 % Other expense, net $ (16) $ — $ — $ — $ (16) Income tax expense $ (364) $ (6) $ (85) $ (49) $ (504) Effective tax rate 16.0% 19.1 % Income from continuing operations $ 1,904 $ 27 $ 255 $ (49) $ 2,137 Diluted earnings per share from continuing operations $ 6.01 $ 0.09 $ 0.80 $ (0.15) $ 6.74 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards. Adjustments Acquisition- Restructuring

Reconciliation of Free Cash Flow 23 Net cash provided by operating activities $ 719 $ 581 Net cash used in investing activities (468) (265) Net cash used in financing activities (745) (621) Effect of currency translation on cash 3 10 Net decrease in cash, cash equivalents, and restricted cash $ (491) $ (295) Net cash provided by operating activities $ 719 $ 581 Capital expenditures, net (149) (182) Free cash flow (1) $ 570 $ 399 For the Q uarters Ended December 29, December 30, (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2023 2022 (in millions)

# Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

| | For the Quarters Ended | |
|---|---|---|
| | December 29, 2023 | December 30, 2022 |
| | ($ in millions) | |
| **Net income** | $ 1,803 | $ 397 |
| Loss from discontinued operations | 1 | 1 |
| Income tax expense (benefit) | (1,105) | 87 |
| Other expense, net | 3 | 5 |
| Interest expense | 18 | 21 |
| Interest income | (22) | (9) |
| **Operating income** | 698 | 502 |
| Acquisition-related charges | 8 | 9 |
| Restructuring and other charges, net | 21 | 111 |
| Taxes (non-income tax) recorded in SG&A | 4 | — |
| **Adjusted operating income** (1) | 731 | 622 |
| Depreciation and amortization | 194 | 187 |
| **Adjusted EBITDA** (1) | $ 925 | $ 809 |
| | | |
| **Net sales** | $ 3,831 | $ 3,841 |
| Net income as a percentage of net sales | 47.1% % | 10.3 % |
| **Adjusted EBITDA margin** (1) | 24.1 % | 21.1 % |

| | For the Quarters Ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | December 29, 2023 | | | | December 30, 2022 | | | |
| | Transportation Solutions | Industrial Solutions | Communications Solutions | Total | Transportation Solutions | Industrial Solutions | Communications Solutions | Total |
| | ($ in millions) | | | | | | | |
| **Operating income** | $ 478 | $ 141 | $ 79 | $ 698 | $ 282 | $ 156 | $ 64 | $ 502 |
| Acquisition-related charges | — | 7 | 1 | 8 | 2 | 6 | 1 | 9 |
| Restructuring and other charges, net | 14 | 6 | 1 | 21 | 74 | 13 | 24 | 111 |
| Taxes (non-income tax) recorded in SG&A | 3 | 1 | — | 4 | — | — | — | — |
| **Adjusted operating income** (1) | 495 | 155 | 81 | 731 | 358 | 175 | 89 | 622 |
| Depreciation and amortization | 118 | 54 | 22 | 194 | 111 | 45 | 31 | 187 |
| **Adjusted EBITDA** (1) | $ 613 | $ 209 | $ 103 | $ 925 | $ 469 | $ 220 | $ 120 | $ 809 |
| | | | | | | | | |
| **Net sales** | $ 2,373 | $ 1,025 | $ 433 | $ 3,831 | $ 2,259 | $ 1,060 | $ 522 | $ 3,841 |
| Operating margin | 20.1 % | 13.8 % | 18.2 % | 18.2 % | 12.5 % | 14.7 % | 12.3 % | 13.1 % |
| Adjusted operating margin (1) | 20.9 % | 15.1 % | 18.7 % | 19.1 % | 15.8 % | 16.5 % | 17.0 % | 16.2 % |
| **Adjusted EBITDA margin** (1) | 25.8 % | 20.4 % | 23.8 % | 24.1 % | 20.8 % | 20.8 % | 23.0 % | 21.1 % |

(1) See description of non-GAAP financial measures.

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Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 25 Diluted earnings per share from continuing operations $ 1.75 Restructuring and other charges, net 0.05 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.82 Net sales growth (decline) (5.0) % Translation 0.3 (Acquisitions) divestitures, net 0.5 Organic net sales growth (decline) (2) (4.2) % Operating margin 17.5 % Restructuring and other charges, net 0.5 Acquisition-related charges 0.2 Adjusted operating margin (2) 18.2 % Effective tax rate 21.1% (23.3) % Effective tax rate adjustments (3) (0.1) 44.7 Adjusted effective tax rate (2) 21.0% 21.4 % Q uarter Ending O utlook for 2024 (1) March 29, O utlook for Fiscal 2024 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of January 24, 2024. (2) See description of non-GAAP financial measures.